
                                                                                                                         EXHIBIT 21
                                                    COCA-COLA ENTERPRISES INC.

                                                      AND ITS SUBSIDIARIES(1)

                                                                      Owner of Shares
                                                                        (*unless
                                                        Jurisdiction     otherwise
                                                          in which    noted ownership           Other names under
Name                                                     organized        is 100%)           which engaged in business
----                                                    ------------  ---------------  --------------------------------------
Coca-Cola Enterprises Inc. (Registrant) ("CCE"). . . . .    Delaware       N/A         The Atlanta Coca-Cola Bottling Company
                                                                                       Atlanta Ice Makers
                                                                                       Brevard Coca-Cola Bottling Company
                                                                                       Brooksville Coca-Cola Bottling Company
                                                                                       CCE Bottling Group
                                                                                       Coca-Cola Bottling Co. of the Virgin Islands
                                                                                         (St. Croix)
                                                                                       Coca-Cola Bottling Co. of the Virgin Islands
                                                                                         (St. Thomas)
                                                                                       Coca-Cola Bottling Company of Cody
                                                                                       Coca-Cola Bottling Company of Colorado/
                                                                                         Northern Wyoming
                                                                                       Coca-Cola Bottling Company of Gillette
                                                                                       Coca-Cola Bottling Company of Goodland
                                                                                       Coca-Cola Bottling Company of Greeley
                                                                                       Coca-Cola Bottling Company of Miami
                                                                                       Coca-Cola Bottling Company of New England
                                                                                       Coca-Cola Bottling Company of Providence
                                                                                       Coca-Cola Bottling Company of Riverton
                                                                                       Coca-Cola Bottling Company of Sheridan
                                                                                       Coca-Cola Bottling Company of West Point/
                                                                                         LaGrange
                                                                                       Colorado Coca-Cola Bottling Company
                                                                                       Colorado Springs Coca-Cola Bottling Company
                                                                                       Daytona Coca-Cola Bottling Company
                                                                                       Denver Coca-Cola Bottling Company
                                                                                       Enterprises Media
                                                                                       Florida Coca-Cola Bottling Company
                                                                                       Fort Myers Coca-Cola Bottling Company
                                                                                       Ft. Pierce Coca-Cola Bottling Company
                                                                                       Gainesville Coca-Cola Bottling Company
                                                                                       Highlands Coca-Cola Bottling Company
                                                                                       Jacksonville Coca-Cola Bottling Company
                                                                                       Lamar Coca-Cola Bottling Company
                                                                                       Ocala Coca-Cola Bottling Company
                                                                                       Orlando Coca-Cola Bottling Company
                                                                                       Pueblo Coca-Cola Bottling Company
                                                                                       Punta Gorda Coca-Cola Bottling Company
                                                                                       Rome Coca-Cola Bottling Company
                                                                                       Sarasota Coca-Cola Bottling Company
                                                                                       St. Petersburg Coca-Cola Bottling Company
                                                                                       Tallahassee Coca-Cola Bottling Company
                                                                                       Tampa Coca-Cola Bottling Company
                                                                                       The Mid-Atlantic Coca-Cola Bottling Company
                                                                                       Valdosta Coca-Cola Bottling Company

Austin Coca-Cola Bottling Company  ("Austin") . . . . .    Texas            CCE        Beaumont Coca-Cola Bottling Company
                                                                                       Coca-Cola Bottling Company of North Texas
                                                                                       Dallas Coca-Cola Bottling Company
                                                                                       Enterprises Media
                                                                                       Houston Coca-Cola Bottling Company
                                                                                       Tyler Coca-Cola Bottling Company
                                                                                       Waco Coca-Cola Bottling Company

      The Laredo Coca-Cola Bottling Company, Inc. . . . .  Texas             Austin    Enterprises Media
                                                                                       McAllen Coca-Cola Bottling Company
                                                                                       Valley Coca-Cola Bottling Company

                                                                      Owner of Shares
                                                                        (*unless
                                                        Jurisdiction     otherwise
                                                          in which    noted ownership           Other names under
Name                                                     organized        is 100%)           which engaged in business
----                                                    ------------  ---------------  --------------------------------------
BCI Coca-Cola Bottling Company of Los Angeles. . . . . .  Delaware         CCE         Coca-Cola Bottling Company of California
                                                                                       Coca-Cola Bottling Company of
                                                                                         Eureka, California
                                                                                       Coca-Cola Bottling Company of Hawaii
                                                                                       Coca-Cola Bottling Company of
                                                                                         Imperial Valley
                                                                                       Coca-Cola Bottling Company of Klamath Falls
                                                                                       Coca-Cola Bottling Company of Las Vegas
                                                                                       Coca-Cola Bottling Company of Los Angeles
                                                                                       Coca-Cola Bottling Company of
                                                                                         Northern California
                                                                                       Coca-Cola Bottling Company of Oregon
                                                                                       Coca-Cola Bottling Company of Port Angeles
                                                                                       Coca-Cola Bottling Company of San Diego
                                                                                       Coca-Cola Bottling Company of
                                                                                         Southern California
                                                                                       Coca-Cola Bottling Company of Spokane
                                                                                       Coca-Cola Bottling Company of Washington
                                                                                       Diamond Head Beverages
                                                                                       Enterprises Media
                                                                                       Medford Coca-Cola Bottling Company
                                                                                       Pacific Coca-Cola Bottling Company
                                                                                       Pacific Coca-Cola Bottling Company of
                                                                                         Marysville
                                                                                       Phoenix Coca-Cola Bottling Company
                                                                                       Prescott Coca-Cola Bottling Company
                                                                                       Yuma Coca-Cola Bottling Company

Bottling Holdings (International) Inc. ("BHI") . . . . .   Delaware    CCE

  Coca-Cola Enterprises UK Limited ("CCEUK") . . . . . .   United
                                                            Kingdom    BHI

  Coca-Cola Enterprises Great Britain plc ("CCEGB"). . .   United
                                                            Kingdom    CCEUK

    Amalgamated Beverages Great Britain
      Limited ("ABGB") . . . . . . . . . . . . . . . . .   United
                                                            Kingdom    CCEGB

       Coca-Cola & Schweppes Beverages Limited("CCSB"). .  United
                                                            Kingdom     ABGB

  Coca-Cola Beverages Nederland B.V. . . . . . . . . . .  Netherlands  Bottling
                                                                       Holdings
                                                                       (Netherlands) B.V.

  Coca-Cola Entreprise SA. . . . . . . . . . . . . . . .  France       BHI (99%)

  Coca-Cola Production SA . . . . . . . . . . . . . . .   France       BHI

The Coca-Cola Bottling Company of
 Memphis, Tenn. ("Memphis"). . . . . . . . . . . . . . .  Delaware     CCE             CCE Bottling Group
                                                                                       CCE-South
                                                                                       Canners of Eastern Arkansas
                                                                                       Coca-Cola Bottling Company of Arkansas
                                                                                       The Coca-Cola Bottling Company of Brownsville
                                                                                       Coca-Cola Bottling Company of Clarksdale
                                                                                       Coca-Cola Bottling Company of Flippin
                                                                                       Coca-Cola Bottling Company of Greenville
                                                                                       Coca-Cola Bottling Company of Little Rock
                                                                                       Coca-Cola Bottling Company of Marianna
                                                                                       Coca-Cola Bottling Company of Mississippi
                                                                                       Coca-Cola Bottling Company of Morrilton
                                                                                       Coca-Cola Bottling Company of Sardis
                                                                                       Coca-Cola Bottling Company of Searcy
                                                                                       Coca-Cola Bottling Company of West Plains
                                                                                       Enterprises Media
                                                                                       Jonesboro Coca-Cola Bottling Company

Enterprises KOC Acquisition Company Ltd. . . . . . . . .  Canada       BHI

                                                                      Owner of Shares
                                                                        (*unless
                                                        Jurisdiction     otherwise
                                                          in which    noted ownership           Other names under
Name                                                     organized        is 100%)           which engaged in business
----                                                    ------------  ---------------  --------------------------------------
The Coca-Cola Bottling Company of the Northeast
 ("Northeast")  . . . . . . . . . . . . . . . . . . . .   Delaware         CCE

 The Coca-Cola Bottling Company of New York, Inc.  . . .  Delaware    Northeast        Coca-Cola Bottling Company of Albany
                                                                      (73.1%)          Coca-Cola Bottling Company of Glens Falls
                                                                      CCE              Coca-Cola Bottling Company of Greenfield
                                                                      (2.4%)           Coca-Cola Bottling Company of New England
                                                                                       Coca-Cola Bottling Company of Oneonta
                                                                                       Coca-Cola Bottling Company of Pittsfield
                                                                                       Coca-Cola Bottling Company of Rutland
                                                                                       Coca-Cola Bottling Company of Syracuse
                                                                                       Coca-Cola Bottling Company of Utica
                                                                                       Coca-Cola Bottling Company of Watertown

Johnston Coca-Cola Bottling Group, Inc. ("JCCBG"). . . .  Delaware          CCE        Alabama Coca-Cola Bottling Company
                                                                                       Burlington Coca-Cola Bottling Company
                                                                                       Central States Coca-Cola Bottling Company
                                                                                       Centralia Coca-Cola Bottling Company
                                                                                       Champaign Coca-Cola Bottling Company
                                                                                       Cincinnati Coca-Cola Bottling Company
                                                                                       Coca-Cola Bottling Company of Bloomington
                                                                                       Coca-Cola Bottling Company of Michigan
                                                                                       Coca-Cola Bottling Company of Minot
                                                                                       Coca-Cola Bottling Company of Mt. Pleasant
                                                                                       Coca-Cola Bottling Company of Muskegon
                                                                                       Coca-Cola Bottling Company of Ohio/Kentucky
                                                                                       Coca-Cola Bottling Company of Ottumwa
                                                                                       Coca-Cola Bottling Company of Port Huron
                                                                                       Coca-Cola Bottling Company of St. Louis
                                                                                       The Coca-Cola Bottling Company of
                                                                                         Cedar Rapids
                                                                                       The Coca-Cola Bottling Company of Mid-America
                                                                                       Coca-Cola Enterprises-Atlanta Region
                                                                                       Danville Coca-Cola Bottling Company
                                                                                       Dayton Coca-Cola Bottling Company
                                                                                       Decatur Coca-Cola Bottling Company
                                                                                       DuQuoin Coca-Cola Bottling Company
                                                                                       Dr Pepper Bottling Company of Detroit
                                                                                       Enterprises Media
                                                                                       Erie Coca-Cola Bottling Company
                                                                                       Galesburg Coca-Cola Bottling Company
                                                                                       Johnston Coca-Cola Bottling Company
                                                                                       Lincoln Coca-Cola Bottling Company
                                                                                       Mid-America Packaging Company
                                                                                       Midwest Coca-Cola Bottling Company
                                                                                       Olney Coca-Cola Bottling Company
                                                                                       Peoria Coca-Cola Bottling Company
                                                                                       Peru Coca-Cola Bottling Company
                                                                                       Portsmouth Coca-Cola Bottling Company
                                                                                       Springfield Coca-Cola Bottling Company

The Louisiana Coca-Cola Bottling Company, Ltd.
    ("Louisiana"). . . . . . . . . . . . . . . . . . . .  Louisiana    CCE             CCE Bottling Group
                                                                                       CCE-South
                                                                                       Dr Pepper Bottling Company of New Orleans
                                                                                       Enterprises Media
                                                                                       The Coca-Cola Bottling Company of New Iberia

-----------------
(1) This list omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.